SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: April 3, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-5)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-5. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-5 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-5 REMIC Pass-Through Certificates.

     On April 29, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2002) as of April 1, 2002 of $574,280,095.21. The mortgage loans that have original maturites of at least 20 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2002) as of April 1, 2002 of $437,640,762.87. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before April 1, 2002) as of April 1, 2002 of $136,639,332.34. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2002 were 966 and 287, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of April 1, 2002 were 6.960% and 6.615%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2002 were 356.02 months and 176.58 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to June 1, 2000 and April 1, 2001, respectively, or after April 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2002 were 358.76 months and 178.50 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than April 1, 2032 and April 1, 2017, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $73,500 and $53,300, respectively, nor more than $1,000,000. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $12,074,772 and $1,604,054, respectively, as of April 1, 2002 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of April 1, 2002 were 65.0% and 58.0%, respectively. No more than $5,263,571 and $1,909,641, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) and 99%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 97% and 95%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 3% and 5%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 73% and 95%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and the pool II mortgage loans for which additional collateral was pledged, taken as a group:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 5 and 3, respectively;

     2. such pool I mortgage loans and pool II mortgage loans have aggregate scheduled principal balances of $916,759 and $401,468, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 79.97% and 80.00%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 99.16% and 97.34%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.500%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $382,066,575 and $55,574,188, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 7.025% and 6.518%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
355.88 months and 357.02 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 6.000%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $135,761,239 and $878,094, respectively. The weighted average interest rates of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 6.619% and 6.125%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 176.57 months and 178.54 months, respectively.

      The following tables set forth information regarding the mortgage loans as of April 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2000                                  1                         $    348,244

2001                                490                          211,789,133

2002                                475                          225,503,386


Total                               966                         $437,640,763
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 59                         $ 29,658,975

2002                                228                          106,980,357


Total                               287                         $136,639,332
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     856                         $389,744,326

Multi-family Dwellings*               7                            3,146,064

Townhouses                           27                           10,760,955

Condominium Units (one to four       19                            6,678,523
stories high)

Condominium Units (over four         11                            5,730,731
stories high)

Cooperative Units                    46                           21,580,164


Total                               966                         $437,640,763
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     265                         $127,472,956

Townhouses                            6                            2,672,106

Condominium Units (one to four        8                            3,042,601
stories high)

Condominium Units (over four          3                            1,177,338
stories high)

Cooperative Units                     5                            2,274,331


Total                               287                         $136,639,332
                                    ===                         ============

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            959                         $434,494,699

2-family                              5                            2,460,621

3-family                              1                              499,488

4-family                              1                              185,955


Total                               966                         $437,640,763
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            287                         $136,639,332


Total                               287                         $136,639,332
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                          $   189,359

$150,000 through $299,999             2                              347,682

$300,000 through $349,999           214                           70,378,084

$350,000 through $399,999           249                           93,743,566

$400,000 through $449,999           129                           55,019,879

$450,000 through $499,999           125                           59,879,185

$500,000 through $549,999            59                           31,061,515

$550,000 through $599,999            51                           29,750,313

$600,000 through $649,999            45                           28,335,774

$650,000 through $699,999            53                           36,604,479

$700,000 through $749,999             5                            3,624,454

$750,000 through $799,999             6                            4,566,983

$800,000 through $849,999             3                            2,494,877

$850,000 through $899,999             9                            7,964,314

$900,000 through $949,999             3                            2,724,824

$950,000 and over                    11                           10,955,475


Total                               966                         $437,640,763
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    3                         $    295,393

$150,000 through $299,999             1                              158,487

$300,000 through $349,999            58                           18,966,732

$350,000 through $399,999            52                           19,663,364

$400,000 through $449,999            41                           17,483,996

$450,000 through $499,999            34                           16,144,566

$500,000 through $549,999            27                           14,129,498

$550,000 through $599,999            16                            9,205,062

$600,000 through $649,999            16                           10,055,198

$650,000 through $699,999            21                           14,453,981

$700,000 through $749,999             2                            1,410,640

$750,000 through $799,999             1                              750,548

$800,000 through $849,999             1                              800,402

$850,000 through $899,999             5                            4,378,429

$900,000 through $949,999             3                            2,823,902

$950,000 and over                     6                            5,919,134


Total                               287                         $136,639,332
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.125% - 6.500%                      68                         $ 29,992,864

6.501% - 7.000%                     590                          266,660,726

7.001% - 7.500%                     291                          131,736,824

7.501% - 7.875%                      17                            9,250,349


Total                               966                         $437,640,763
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.125% - 6.500%                     130                         $ 59,080,428

6.501% - 7.000%                     150                           74,172,054

7.001% - 7.375%                       7                            3,386,850


Total                               287                         $136,639,332
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    384                         $189,067,247

65.001% - 75.000%                   263                          116,127,788

75.001% - 80.000%                   288                          120,370,956

80.001% - 85.000%                     5                            1,956,674

85.001% - 90.000%                    25                            9,793,808

90.001% - 95.000%                     1                              324,290


Total                               966                         $437,640,763
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    187                         $ 88,945,554

65.001% - 75.000%                    55                           27,236,001

75.001% - 80.000%                    41                           19,012,211

80.001% - 85.000%                     2                              719,054

85.001% - 90.000%                     2                              726,512


Total                               287                         $136,639,332
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               7                         $  3,309,384
Arizona                               8                            4,229,674
Arkansas                              2                              716,136
California                          216                           96,105,584
Colorado                             21                           10,504,817
Connecticut                          55                           26,813,328
Delaware                              2                              852,008
District of Columbia                  3                            1,701,603
Florida                              28                           10,774,648
Georgia                              32                           13,868,507
Hawaii                                2                            1,489,564
Idaho                                 1                              359,152
Illinois                             53                           23,229,596
Indiana                               1                              406,389
Kansas                                1                              319,209
Kentucky                              3                            1,167,922
Louisiana                             2                            1,319,836
Maine                                 2                              738,257
Maryland                             29                           13,316,223
Massachusetts                        96                           44,588,636
Michigan                              7                            3,219,231
Minnesota                             3                            1,117,970
Mississippi                           2                              750,150
Missouri                             10                            4,728,477
Nevada                                6                            2,435,046
New Hampshire                         3                            1,016,364
New Jersey                           56                           24,417,718
New Mexico                            1                              398,643
New York                            161                           77,449,809
North Carolina                       23                            9,514,907
Ohio                                  3                            1,146,678
Oregon                                2                              745,754
Pennsylvania                         12                            5,550,529
Rhode Island                          2                            1,228,018
South Carolina                       11                            4,800,481
Tennessee                            10                            5,085,504
Texas                                25                           11,726,145
Utah                                  2                              843,079
Vermont                               1                              397,795
Virginia                             45                           18,132,593
Washington                           15                            6,175,499
Wisconsin                             1                              498,733
Wyoming                               1                              451,167


Total                               966                         $437,640,763
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               6                         $  2,896,111
Arizona                               3                            1,376,071
Arkansas                              2                              746,424
California                           74                           35,349,171
Colorado                              6                            2,952,995
Connecticut                          17                            9,315,259
Delaware                              1                              542,545
District of Columbia                  2                            1,021,086
Florida                               8                            3,212,001
Georgia                               4                            1,559,368
Illinois                             21                            9,935,528
Indiana                               2                              709,627
Maryland                              3                            1,096,514
Massachusetts                        27                           13,389,116
Michigan                              8                            4,011,764
Minnesota                             3                            1,211,627
Mississippi                           2                              907,298
Missouri                              1                              372,495
Nevada                                2                              989,693
New Hampshire                         2                              839,297
New Jersey                           21                            9,051,954
New York                             32                           14,715,754
North Carolina                        5                            3,091,332
Ohio                                  1                              428,568
Oregon                                1                              453,688
Pennsylvania                          6                            2,416,948
South Carolina                        2                              988,472
Tennessee                             6                            2,597,682
Texas                                 9                            5,480,667
Virginia                              6                            3,245,099
Washington                            4                            1,735,178


Total                               287                         $136,639,332
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Michael J. Tarpley
                                               -------------------------
                                                    Michael J. Tarpley
                                                    Assistant Secretary


Dated: April 3, 2002